KEATING CAPITAL

Equity Partners for Companies Primed to Become Public ®

(Nasdaq: KIPO Reserved)

Q3 2011 Quarterly Conference Call

November 16, 2011

Portfolio Companies

Publicly Traded[1]

Investment	Company	Listing	Date
$1,000,000	Solazyme, Inc.	(Nasdaq: SZYM)	July 2010
$1,000,000	NeoPhotonics Corporation	(NYSE: NPTN)	January 2010

Filed for IPO[2]

Investment	Company	Listing	Date
$4,000,000	Corsair Components, Inc.	(Nasdaq: CRSR Pending)	July 2011
$2,500,000	BrightSource Energy, Inc.	(Nasdaq: BRSE Pending)	February 2011

Private[2]

Investment	Company	Date
$3,000,000	TrueCar, Inc.	September 2011
$4,000,000	Tremor Video, Inc.	September 2011
$1,300,000	Kabam, Inc.	August 2011
$4,000,000	Metabolon, Inc.	August 2011
$3,000,000	Xtime, Inc.	June 2011
$2,500,000	Suniva, Inc.	March 2011
$2,500,000	Harvest Power, Inc.	March 2011
$2,000,000	MBA Polymers, Inc.	February 2011
$500,000	Livescribe, Inc.	July 2010

[1] As of September 30, 2011, Keating Capital had made no sales of any common stock in its publicly traded positions.
[2] There can be no assurances that these companies will complete IPOs.

[3] All dollar amounts represent Keating Capital's investment at cost.

Portfolio Company Allocation by Industry

Technology	
Corsair Components	15%
Metabolon	12%
NeoPhotonics	4%
Livescribe	1%

Internet and Software	
Tremor Video	13%
TrueCar	9%
Xtime	9%
Kabam	4%



Technology
32%
Internet and Software
35%
Cleantech
33%

Cleantech	
BrightSource Energy	8%
Harvest Power	8%
Suniva	8%
MBA Polymers	6%
Solazyme	3%

[1] Industry allocation percentages as of September 30, 2011.
[2] This allocation excludes approximately $45 million of temporary cash investments as of September 30, 2011.

Portfolio Company Investments Detail

Portfolio Company Investments Detail (Unaudited)
As of September 30, 2011

Portfolio Companies	Initial Investment Date	Investment Description	Shares	Per Share Cost	Cost	Fair Value	Unrealized Appreciation/ (Depreciation)
			September 30, 2011				
Publicly Traded							
NeoPhotonics Corporation	1/25/10	Common Stock	160,000	$ 6.25	$ 1,000,000	$ 1,101,000	$ 101,000
Solazyme, Inc.	7/16/10	Common Stock	112,927	$ 8.86	$ 999,991	$ 977,000	$ (22,991)
Total – Publicly Traded					**$ 1,999,991**	**$ 2,078,000**	**$ 78,009**
Filed for IPO							
BrightSource Energy, Inc.	3/1/11	Series E Convertible Preferred Stock	288,531	$ 8.66	$ 2,500,006	$ 2,500,006	$ -
Corsair Components, Inc.	7/6/11	Common Stock	3,200,000	$ 1.07	$ 3,411,080	$ 4,096,000	$ 684,920
	7/6/11	Common Stock Warrants	800,000	0.74	589,000	630,000	41,000
Subtotal - Corsair Components, Inc.					$ 4,000,080	$ 4,726,000	$ 725,920
Total – Filed for IPO					**$ 6,500,086**	**$ 7,226,006**	**$ 725,920**

Portfolio Company Investments Detail

(continued)

Portfolio Company Investments Detail (Unaudited)
As of September 30, 2011

Portfolio Companies	Initial Investment Date	Investment Description	September 30, 2011 Shares	Per Share Cost	Cost	Fair Value	Unrealized Appreciation/ (Depreciation)
Private							
Livescribe, Inc.	7/1/10	Series C Convertible Preferred Stock	1,000,000	$ 0.47	$ 471,295	$ 257,000	$ (214,295)
	7/1/10	Series C Convertible Preferred Stock Warrants	125,000	0.23	29,205	6,229	(22,976)
	7/8/11	Series C-1 Convertible Preferrred Stock	54,906	0.47	25,925	14,001	(11,924)
	7/8/11	Series C-1 Convertible Preferred Stock Warrants	6,863	0.23	1,556	426	(1,130)
Subtotal - Livescribe, Inc.					$ 527,981	$ 277,656	$ (250,325)
MBA Polymers, Inc.	10/15/10	Series G Convertible Preferred Stock	1,100,000	$ 1.00	$ 1,100,000	$ 1,100,000	$ -
	2/22/11	Series G Convertible Preferred Stock	900,000	1.00	900,000	900,000	-
Subtotal - MBA Polymers, Inc.					$ 2,000,000	$ 2,000,000	$ -
Harvest Power, Inc.	3/8/11	Series B Convertible Preferred Stock	580,496	$ 4.31	$ 2,499,999	$ 2,499,999	$ -
Suniva, Inc.	3/31/11	Series D Convertible Preferred Stock	197,942	$12.63	$ 2,500,007	$ 2,500,007	$ -
Xtime, Inc.	6/14/11	Series F Convertible Preferred Stock	1,573,234	$ 1.91	$ 3,000,000	$ 3,000,000	$ -
	8/25/11	Common Stock Warrants	22,581	-	-	9,156	9,156
Subtotal - Xtime, Inc.					$ 3,000,000	$ 3,009,156	$ 9,156
Metabolon, Inc.	8/25/11	Series D Convertible Preferred Stock	2,229,021	$ 1.79	$ 4,000,000	$ 4,000,000	$ -
Kabam, Inc.	8/29/11	Series D Convertible Preferred Stock	1,046,017	$ 1.27	$ 1,328,860	$ 1,328,860	$ -
Tremor Video, Inc.	9/6/11	Series F Convertible Preferred Stock	642,994	$ 6.22	$ 4,000,001	$ 4,000,001	$ -
TrueCar, Inc.	9/26/11	Common Stock	566,037	$ 5.30	$ 2,999,996	$ 2,999,996	$ -
Total – Private					**$ 22,856,844**	**$ 22,615,675**	**$ (241,169)**
Total – All Portfolio Company Investments					**$ 31,356,921**	**$ 31,919,681**	**$ 562,760**

Summary of Assets & NAV

Selected Financial Data (Unaudited)

	09/30/11	06/30/11	Increase (Decrease)
Portfolio Company Investments At Fair Value:			
Private Portfolio Companies[1]	$ 29,841,681	$ 13,009,217	$ 16,832,464
Publicly Traded Portfolio Companies[2,3]	2,078,000	3,331,000	(1,253,000)
Total Portfolio Company Investments At Fair Value	$ 31,919,681	$ 16,340,217	$ 15,579,464
Cash and Short-Term Investments	45,082,822	47,528,728	(2,445,906)
Other Assets	100,363	19,780	80,583
Total Assets	$ 77,102,866	$ 63,888,725	$ 13,214,141
Net Assets[4]	$ 76,750,350	$ 63,212,257	$ 13,538,093
Shares Outstanding	9,283,604	7,628,242	1,655,362
Net Asset Value Per Share	$ 8.27	$ 8.29	$ (0.02)

[1] Includes investments of $16,356,418 in six portfolio companies during Q3 2011.

[2] At September 30, 2011, NeoPhotonics' stock price was $6.88 per share. Keating Capital's shares were previously subject to a 180 day, post-IPO lockup provision which expired on August 22, 2011.

[3] At September 30, 2011, Solazyme's stock price was $9.61 per share. Keating Capital's shares are subject to a 180 day, post-IPO lockup provision expiring on November 25, 2011.

[4] Keating Capital does not use debt to acquire portfolio companies, and its liabilities are solely comprised of accounts payable and accrued expenses incurred in the ordinary course of business.

Change in Net Asset Value

Change in Net Asset Value (Unaudited) Three Months Ended September 30, 2011	Amount	Per Share Data
Net Asset Value, Beginning of Period[1]	$ 63,212,257	$ 8.29
Expenses		
Net Investment (Loss)[2]	(583,214)	(0.06)
Unrealized Appreciation (Depreciation)		
Net Change in Unrealized Appreciation (Depreciation) on Investments:		
NeoPhotonics[2]	105,000	0.01
Livescribe[2]	(259,030)	(0.03)
Solazyme[2]	(1,358,000)	(0.15)
Xtime[2]	9,156	-
Corsair[2]	725,920	0.08
Net Change in Unrealized Appreciation (Depreciation) on Investments	(776,954)	(0.09)
New Stock Issuance		
Capital Stock Transactions:		
Gross Proceeds from Issuance of Common Stock[3]	16,489,168	0.30
Offering Costs from Issuance of Common Stock[2]	(1,590,907)	(0.17)
Net Increase in Net Assets from Capital Stock Transactions	14,898,261	0.13
Net Assets Value, End of Period[1]	**$ 76,750,350**	**$ 8.27**
Weighted Average Common Shares Outstanding During Period	9,103,658	
Common Shares Outstanding At End of Period	9,283,604	

[1] Per share data based on total common shares outstanding at the beginning and end of the corresponding period.
[2] Per share data based on weighted average common shares outstanding during the period.
[3] Per share data represents the average increase in net asset value attributable to each common share issued during the three months ended September 30, 2011.

Change in Net Asset Value Since Inception

Change in Net Asset Value (Unaudited)
Inception Through September 30, 2011

	Amount	Per Share (Actual)
Total Capital Raised Since Inception:		
Public Offering	$ 86,800,000	
Private Placement	$ 5,699,000	
Net Assets – Opening Balance	**$ 92,499,000**	**$ 9.96**
Commissions, Fees and Other Offering Costs Since Inception (Associated with Public Offering and Private Placement)	(9,796,395)	$ (1.05)
Cumulative Operating Expenses Since Inception	(6,068,178)	$ (0.65)
Cumulative Distributions to Stockholders Since Inception	(446,837)	$ (0.05)
Net Unrealized Appreciation on Investments (as of 9/30/11)	562,760	$ 0.06
Net Assets at September 30, 2011	**$ 76,750,350**	**$ 8.27**
Common Shares Outstanding at September 30, 2011	**9,283,604**	

Key Dates Leading Up to Listing

NOVEMBER 2011					DECEMBER 2011				
MON	TUES	WED	THURS	FRI	MON	TUES	WED	THURS	FRI
	15	Q3 Conference Call	17	18				Webinar	2
21	22	23	24	25	5	6	Webinar	Webinar	9
28	29	30			Nasdaq Listing Date	13	14	15	

We will hold 3 Webinars to explain how our Nasdaq listing will work and to answer all of your administrative and listing questions.

Equity Partners for Companies Primed to Become Public ®

(Nasdaq: KIPO Reserved)

www.KeatingCapital.com

Margie L. Blackwell
Investor Relations Director
(720) 889-0133
mb@keatinginvestments.com